REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of December 21, 2005, by and between Datawave Systems Inc., a Delaware corporation (the "Company"), Sigma Opportunity Fund, LLC, a Delaware limited liability company (the "Rightsholder"), and, solely for purposes of Section 3 and the last sentence of
Section 4(a)(i) hereof, Integrated Technologies & Systems Ltd., a British Virgin Islands company ("IT&S").

     WHEREAS, this Agreement has been entered into in connection with the purchase by the Rightsholder from Integrated Technologies & Systems Ltd. of a Promissory Note (the "Note"), dated February 1, 2005, in the aggregate principal amount of $600,000, which Note is convertible into 7,500,000 shares (the "Shares") of common stock (the "Common Stock") of the Company;

     WHEREAS, the Company has consented to the transfer of the Note to Rightsholder; and

     WHEREAS, in consideration of the Rightsholder purchasing the Note and becoming involved with the Company, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

     NOW, THEREFORE, it is agreed as follows:

     1. Registerable Securities.  The term "Registerable  Securities" shall mean
        -----------------------
(i) the Shares, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued
as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) such Registerable Securities are distributed to the public pursuant to the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, (B) such Registerable Securities are eligible for immediate resale pursuant to Rule 144(k) promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable laws and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer and such Registerable Securities may be publicly resold (without volume or method of sale restrictions) without registration under the Securities Act.

     2. Registration Rights.
        -------------------

        (a) The Company shall file a registration statement to register the Registerable Securities, or the resale thereof, within 60 days after the date hereof, and will use its best commercially reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter.

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        (b) If, at any time commencing  after the date hereof and on or prior to two years from the date hereof, the Company proposes to file a registration statement (a "Registration Statement") under the Securities Act with respect to an offering by the Company or any selling stockholders of any of its equity securities (other than a registration statement on Form S-4 or Form S-8, or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company shall in each case give written notice (the "Notice") of such proposed filing to the Rightsholder at least twenty (20) days before the anticipated filing date of such Registration Statement, which Notice shall offer the Rightsholder the opportunity to include in such Registration Statement such amount of Registerable Securities that are not then registered pursuant to an effective registration statement as they may request. The Rightsholder shall advise the Company of such election in writing within ten (10) days after the date of receipt of the Notice, specifying the amount of Registerable Securities for which registration is requested (the "Election"). The Company shall include in any such Registration Statement all Registerable Securities so requested to be included. Notwithstanding the foregoing, if the underwriter(s) of any such offering of the Company shall be of the good faith opinion that the total amount or kind of securities held by the Rightsholder and any other persons or entities entitled to be included in such offering would adversely affect the success of such offering, then the amount of securities to be offered for the accounts of Rightsholder and the other selling securityholders included in the Registration Statement shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by the underwriter(s) thereof, whereupon the Company shall only be obligated to register such limited portion (which may be none) of the Registerable Securities with respect to which such Rightsholder have provided an Election. In no event shall the Company be required pursuant to this Section 2(b) to reduce the amount of securities proposed to be registered by it for its own account.

        3. Registration Expenses.
           ---------------------

        IT&S shall pay all of the out-of-pocket expenses of the Company incurred in connection with preparation and filing of the registration statement required to be filed pursuant to Section 2 hereof and any amendments or supplements thereto (including compliance with its obligations under Section 4(a) below), and IT&S is included as a party to this Agreement expressly and solely for the purposes of this Section 3 and the last sentence in Section 4(a)(i) hereof. Rightsholder shall be responsible for and pay its own costs and expenses, including without limitation the costs of its legal counsel in connection with the Registration Statement, and any expenses or commissions in connection with the sale of its Registrable Securities.

        4. Registration Obligations
           ------------------------

          (a)  Obligations of the Company.  The Company will, in connection with
               --------------------------
any  registration  pursuant  to Section 2 hereof:

          (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a Registration Statement with respect to the Registerable Securities in accordance with the method or methods of distribution thereof as specified by the Rightsholder

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

(except if otherwise directed by the Rightsholder); provided, however, that not less than three business days prior to the filing of such Registration Statement or any related prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (A) furnish to the Rightsholder and its legal counsel, copies of all such documents proposed to be filed, and (B) at the request of the Rightsholder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Rightsholder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall prepare and file with the Commission such post-effective amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registerable Securities until (A) such the securities cease to be Registerable Securities or (B) two (2) years after the effective date of the Registration Statement, whichever is earlier. Rightsholder will reimburse the Company for any reasonable out of pocket expenses that the Company may incur for preparing and filing with the Commission such post-effective amendments and supplements, other than ordinary filing and administrative expenses associated with preparing and filing such post-effective amendments and supplements, if IT&S fails to compensate the Company for such expenses, as provided in Section 3 of this Agreement, within 45 days after a request for compensation is made to IT&S by the Company. Upon Rightsholder providing such compensation, Rightsholder will succeed the Company in the Company's right to collect such expenses from IT&S.

          (ii) Notify the Rightsholder and its legal counsel as promptly as possible (A) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registerable Securities or the initiation of any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (each, a "Proceeding") for that purpose; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registerable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (D) of the occurrence of any event that makes any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) Furnish to the Rightsholder and its legal counsel, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

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

          (iv) Prior to any public offering of the Registerable Securities, use reasonable efforts to register or qualify or cooperate with the Rightsholder and its legal counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registerable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the Rightsholder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the period when the Registration Statement is effective and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registerable Securities covered by the Registration Statement; provided, however, that the Company shall not be
                        --------  -------
required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (v) Cooperate with the Rightsholder to facilitate the timely preparation and delivery of certificates representing Registerable Securities that Rightsholder confirms to have been sold pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registerable Securities to be in such denominations and registered in such names as the Rightsholder may request.


          (vi) Use its reasonable efforts to cause all Registerable Securities relating to the Registration Statement to be listed on any securities exchange, quotation system or market (including Nasdaq), if any, on which similar securities issued by the Company are then listed.


          (vii) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

          (b) Obligations of  Rightsholder.  In connection with any registration
              ----------------------------
of  Registerable  Securities  of  the Rightsholder pursuant to Section 2 hereof:

          (i) It shall be a condition precedent to the obligations of the Company to file the registration statement pursuant to this Agreement that Rightsholder furnish to the Company such information regarding the distribution of such Registerable Securities and Rightsholder and of the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registerable Securities, all as the Company may from time to time reasonably request;

          (ii) Rightsholder shall notify the Company in writing two business days in advance of selling any Shares pursuant to the Registration Statement.

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


          (iii) Rightsholder, upon receipt of notice from the Company of the occurrence of any event that makes any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, shall forthwith discontinue disposition of Registerable Securities pursuant to the Registration Statement covering such Registerable Securities until Rightsholder is advised in writing by the Company that the use of the applicable prospectus may be resumed or until the Company delivers copies of supplemented or amended prospectuses.

          5.  Regulation  M;   Participation   in   Underwritten   Registration.
              -------------    ------------------------------------------------
Rightsholder is familiar with the provisions and restrictions of Regulation M under the Securities Exchange Act of 1934, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Exchange Act"), and understands that the anti-manipulation rules of Regulation M may apply to sales of Shares in the market and to the activities of the Rightsholder and its affiliates. Rightsholder shall comply with Regulation M in connection with any sales of its Registerable Securities. Rightsholder further agrees that it may not participate in any underwritten registration hereunder unless such Rightsholder (i) agrees to sell such Rightsholder's securities on the basis provided in any underwriting arrangements and (ii) completes and executes all customary questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements, lock-up agreements with respect to securities not being sold and such other customary documents reasonably required under the terms of such underwriting arrangement.

         6.   Indemnification.
              ---------------

          (a)  Indemnification  by the Company.  The Company agrees to indemnify
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and hold harmless,  to the full extent  permitted by law,  Rightsholder  and its respective officers, directors, and members and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several (each, a "Loss" and collectively "Losses"), arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which Registerable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) in reliance upon and in conformity with written information furnished to the Company by Rightsholder expressly for use in connection with such registration; This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Rightsholder or any indemnified party and shall survive the transfer of such securities by Rightsholder.

          (b)  Indemnification  by  the  Rightsholder.  Rightsholder  agrees  to
               --------------------------------------
indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement under which such Registerable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission has been contained in any information furnished in writing by Rightsholder to the Company specifically for inclusion in such Registration Statement. This indemnity shall be in addition to any liability such Rightsholder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of Rightsholder hereunder be greater in amount than the dollar amount of the gross proceeds before expenses and commissions to the Rightsholder under the sale of the Registerable Securities giving rise to such indemnification obligation.

          (c) Conduct of  Indemnification  Proceedings.  Any Person  entitled to
              ----------------------------------------
indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after having received notice of such claim from the Person entitled to indemnification hereunder and to employ counsel reasonably satisfactory to such Person, (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims or (D) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in which case, if the Person notifies the indemnifying party, the indemnifying party shall not have the right to assume the defense of such

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

claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided, that an indemnifying party shall not be required to consent to any settlement involving the imposition of any material obligations on such indemnifying party other than financial obligations for which such indemnified party will be indemnified hereunder. If the indemnifying party assumes the defense, the indemnifying party shall have the right to settle such action without the consent of the indemnified party; provided, that the indemnifying party shall be required to obtain such consent (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the indemnified party or any restriction on the indemnified party or its officers or directors. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of an unconditional release from all liability in respect to such claim or litigation. The indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm at any one time from all such indemnified party or parties.

          7.  Counterparts.  This  Agreement  may be  executed  in  one or  more
              ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          8.  Entire Agreement. This Agreement and the documents and instruments
              ----------------
and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          9.  Severability. In the event that any provision of this Agreement or
              ------------
the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          10. Governing Law. This Agreement  shall be governed by and construed
              -------------
in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any state or federal court within the State and City of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and

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


covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

         11.  Assignment.   The right to include  Registerable  Securities  in a
              ----------
Registration Statement pursuant to Section 2 may not be assigned.

          12. Amendments and Waivers.  Except as otherwise  provided herein, the
              ----------------------
provisions of this Agreement may not be amended, modified or supplemented without the written consent of the Company and the Rightsholder. The Rightsholder or the Company may, by written notice to the others, (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other, (ii) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement, (iii) waive compliance with any of the covenants of the other contained in this Agreement or (iv) waive or modify performance of any of the obligations of the other. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

          13. Notices.  All notices,  requests,  demands or other communications
              -------
provided for herein shall be in writing and shall be deemed to have been given when personally delivered or sent by (i) registered or certified mail, return receipt requested, (ii) nationally recognized overnight courier service or (iii) facsimile transmission electronically confirmed addressed if to the Company, to Datawave Systems Inc., Wayne Interchange Plaza One, 145 Route 46 West, 3rd Floor, Wayne, NJ 07470, Attn: Joshua Emanuel, Facsimile: (973) 774-5047; if to Rightsholder, to Sigma Opportunity Fund, LLC, c/o Sigma Capital Advisors, managing member, 800 Third Avenue, Suite 1701, New York, NY 10022, Attn: Thom Waye, Facsimile: (212) 937-3558; with a copy to Moomjian & Waite, LLP, 100 Jericho Quadrangle, Jericho, NY 11753, Attn: Kevin W. Waite, Esq., Facsimile:
(516) 937-5050, if to IT&S, to Integrated Technologies & Systems Ltd., Akara Buildings, 24, De Castro Street, Road Town, Tortola, British Virgin Islands,
Facsimile: 011-44-208-871-1836; or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

          14. Other Remedies.  Except as otherwise  provided herein, any and all
              --------------
remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

          15. Further  Assurances.  Each party hereto  covenants and agrees with
              -------------------
all other parties hereto to promptly execute, deliver, file and/or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

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


          16. Representations. The parties hereto warrant and agree as follows:
              ---------------

          (a) Available  Information.  Rightsholder  acknowledges to the Company
              ----------------------
that it is familiar with the business, management, operations, financial condition and affairs of the Company and is therefore able to evaluate the merits and risks of a purchase of the Note. The Company represents to the Rightsholder that, to the best of the Company's knowledge, the reports it has filed with the Commission do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. To the best of the Company's knowledge, the Company has filed all reports required to be filed with the Commission since January 1, 2005.

          (b) Restricted  Securities.  The Company covenants that,  concurrently
              ----------------------
with the execution of this Agreement, it consents to the transfer of the Note to Rightsholder and that, upon request of Rightsholder, it will reissue a new promissory note in exchange for the Note upon the same terms to Rightsholder in the name of Rightsholder. Rightsholder acknowledges that the Company's consent to the transfer of the Note from IT&S to Rightsholder is based on the exemption referred to as the "Section 4(1-1/2)" exemption and is in reliance on the opinion provided by legal counsel for IT&S, a copy of which was provided to Rightsholder and its legal counsel, and is in reliance on the representations made by Rightsholder in this Section 16. Rightsholder understands and agrees that the Note (including any new note issued in exchange therefor) will be restricted within the meaning of the Securities Act, and may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom. The Company warrants that the Note (and any new note issued in exchange therefor) is valid and enforceable, cannot be prepaid and is convertible into 7,500,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends, reorganizations and the like).

          (c) Legend.  Rightsholder  understands and acknowledges  that the Note
              ------
and the certificates representing the Shares upon conversion of the Note shall bear a legend substantially as follows until (i) such securities shall have been registered under the Act; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (d) Investment.  The Note and, until  effectiveness  of a registration
              ----------
statement registering the Shares for resale by Rightsholder, any Shares to be acquired by Rightsholder, will be acquired for investment purposes only for Rightsholder's own account and not with a view to

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


the distribution thereof.

          (e) Accredited Investor.  Rightsholder is an "Accredited  Investor" as
              -------------------
that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Rightsholder is able to bear the economic risk of the purchase of the Note, including a complete loss of Rightsholder's investment in the Note.

          (f) Financial  Experience.  The  Rightsholder  represents and warrants
              ---------------------
thatby reason of Rightsholder's business or financial experience, Rightsholder has the capacity to protect Rightsholder's own interests in connection with the transactions contemplated by this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.


                                        DATAWAVE SYSTEMS INC.

                                        By:      /s/ Joshua Emanuel
                                           ---------------------------------
                                           Name: Joshua Emanuel
                                           Title: CEO


                                        SIGMA OPPORTUNITY FUND, LLC
                                        By: Sigma Capital Advisors, LLC,
                                                 managing member

                                        By:      /s/ Thom Waye
                                           ---------------------------------
                                           Thom Waye
                                           Manager


                                        INTEGRATED TECHNOLOGIES & SYSTEMS LTD.

                                        By:  /s/ John Faraday
                                           ---------------------------------
                                           John Faraday
                                           President



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